Exhibit 99.2 F&G Annuities & Life, Inc. ("F&G" or "the Company") (NYSE: FG) Financial Supplement September 30, 2023 (Year Ended December 31) The financial statements and financial exhibits included herein are unaudited. These financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K as applicable. We adopted Accounting Standards Update ("ASU") 2018-12, Financial Services-Insurance (Topic 944), Targeted Improvements to the Accounting for Long-Duration Contracts ("ASU 2018-12") using the full retrospective transition method effective January 1, 2023, with a transition date of January 1, 2021. The 2022 financial information contained herein has been adjusted for our full retrospective adoption of this update. All dollar amounts are presented in millions except for per share amounts. Non-GAAP Financial Measures Generally Accepted Accounting Principles ("GAAP") is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, this document includes non-GAAP financial measures, which the Company believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. Management believes these non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner as we do. The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. By disclosing these non-GAAP financial measures, the Company believes it offers investors a greater understanding of, and an enhanced level of transparency into, the means by which the Company’s management operates the Company. Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings, net earnings attributable to common shareholders, or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are provided within. 1

Page A. Financial Highlights Consolidated Financial Highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 Consolidated Balance Sheets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 Consolidated Statements of Operations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 Reconciliation from Net Earnings (Loss) to Adjusted Net Earnings (Loss) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 Reconciliation from Net Earnings (Loss) Per Diluted Share to Adjusted Net Earnings (Loss) Per Diluted Share . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 Adjusted Net Earnings (Loss) Statement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 Adjusted Net Earnings (Loss) - Significant Income and Expense Items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 Adjusted Return on Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 Assets Under Management Rollforward and Average Assets Under Management . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 Interest and Investment Income and Yield . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 Capitalization and Reconciliation of Total Equity to Total Equity excluding AOCI . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Reconciliation of Return on Equity (ROE) to Adjusted ROE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Ratings Overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 B. Product Summary GAAP Net Reserve Summary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 Annuity Account Balance Rollforward . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 Annuity Liability Characteristics . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 C. Investment Summary Summary of Invested Assets by Asset Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16 Credit Quality of Fixed Maturity Securities, Credit Quality of Asset-Backed Securities and Credit Quality of CLO Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 D. Counterparty Risk Top 5 Reinsurers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 E. Shareholder Information Common Stock Information . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 Quarterly Cash Dividend History . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 Research Analyst Coverage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 F. Non-GAAP Financial Measures Definitions 20 F&G Annuities & Life, Inc. Financial Supplement - September 30, 2023 (All periods are unaudited) 2

Consolidated Financial Highlights Three months ended Nine months ended September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 September 30, 2023 September 30, 2022 Select Income Statement Data: Net earnings (loss) $ 306 $ 130 $ (195) $ (176) $ 187 $ 241 $ 811 Adjusted net earnings (loss) (a) 120 79 61 130 (12) 260 223 Per Share Metrics: Net earnings (loss) per diluted share $ 2.45 $ 1.04 $ (1.56) $ (1.41) $ 1.50 $ 1.93 $ 7.24 Adjusted net earnings (loss) per diluted share (a) 0.96 0.63 0.49 1.04 (0.10) 2.08 1.99 Book value per share 18.98 19.98 19.72 19.09 19.14 18.98 19.14 Book value per share, excluding AOCI (a) 43.30 40.70 39.94 41.45 43.37 43.30 43.37 Weighted-average diluted shares outstanding (in millions) 125 125 125 125 125 125 112 Common shares outstanding (in millions) 125 126 126 126 125 125 125 Select Metrics: Return on average equity 2.7% (2.1) % 7.1% 19.0% 23.7% 2.7% 23.7 % Return on average equity, excluding AOCI (a) 1.2% (1.0) % 4.0% 12.9% 19.7% 1.2% 19.7 % Adjusted return on average equity, excluding AOCI (a) 7.4% 5.0% 6.6% 7.2% 8.5% 7.4% 8.5 % Assets under management ("AUM") (a) $ 47,437 $ 46,260 $ 45,422 $ 43,568 $ 41,988 $ 47,437 $ 41,988 Average assets under management ("AAUM") YTD (a) 45,541 44,948 44,393 40,069 39,246 45,541 39,246 AUM before flow reinsurance (a) 52,910 51,203 49,278 46,432 44,017 52,910 44,017 Adjusted return on assets (a) 0.76% 0.62% 0.55% 0.88% 0.76% 0.76% 0.76 % Sales (a) Fixed indexed annuities ("FIA") $ 1,122 $ 1,224 $ 1,211 $ 1,365 $ 1,109 $ 3,557 $ 3,185 Fixed rate annuities ("MYGA") 736 1,064 1,513 1,076 1,108 3,313 2,668 Total annuity 1,858 2,288 2,724 2,441 2,217 6,870 5,853 Indexed universal life ("IUL") 38 42 37 35 36 117 92 Funding agreements ("FABN/FHLB") 415 200 256 — — 871 1,443 Pension risk transfer ("PRT") 470 478 264 243 620 1,212 1,147 Gross Sales 2,781 3,008 3,281 2,719 2,873 9,070 8,535 Sales attributable to flow reinsurance to third parties (513) (796) (1,072) (808) (660) (2,381) (1,440) Net Sales $ 2,268 $ 2,212 $ 2,209 $ 1,911 $ 2,213 $ 6,689 $ 7,095 (a) Refer to "Non-GAAP Financial Measures Definitions" F&G Annuities & Life, Inc. Financial Supplement - September 30, 2023 (All periods are unaudited) 3

Consolidated Balance Sheets Assets: September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 Investments: Fixed maturity securities available for sale, at fair value, (amortized cost of $41,884), net of allowance for credit losses of $38 at September 30, 2023 $ 36,871 $ 36,182 $ 34,197 $ 31,218 $ 29,359 Preferred securities, at fair value 605 647 691 722 812 Equity securities, at fair value 116 109 106 101 110 Derivative investments 420 648 432 244 108 Mortgage loans, net of allowance for credit losses of $64 at September 30, 2023 5,174 5,076 4,984 4,554 4,533 Investments in unconsolidated affiliates (certain investments at fair value of $272 at September 30, 2023) 2,920 2,803 2,669 2,455 2,814 Other long-term investments 594 566 565 537 512 Short-term investments 168 347 776 1,556 42 Total investments $ 46,868 $ 46,378 $ 44,420 $ 41,387 $ 38,290 Cash and cash equivalents 1,742 1,688 1,584 960 1,384 Reinsurance recoverable, net of allowance for credit losses of $10 at September 30, 2023 7,462 7,076 6,361 5,417 4,619 Goodwill 1,749 1,749 1,749 1,749 1,749 Prepaid expenses and other assets 1,076 1,168 948 941 874 Other intangible assets, net 4,005 3,851 3,677 3,429 3,268 Market risk benefits asset 118 118 106 117 121 Income taxes receivable 27 13 25 28 49 Deferred tax asset, net 576 546 544 600 516 Total assets $ 63,623 $ 62,587 $ 59,414 $ 54,628 $ 50,870 Liabilities and Equity: Contractholder funds $ 46,011 $ 45,070 $ 43,379 $ 40,843 $ 38,789 Future policy benefits 5,823 5,715 5,371 5,021 4,691 Market risk benefits liability 278 313 324 282 242 Accounts payable and accrued liabilities 1,452 1,719 1,453 1,260 1,284 Notes payable 1,569 1,571 1,572 1,114 571 Funds withheld for reinsurance liabilities 6,118 5,681 4,830 3,703 2,900 Total liabilities $ 61,251 $ 60,069 $ 56,929 $ 52,223 $ 48,477 Equity: F&G common stock $0.001 par value; authorized 500,000,000 shares as of September 30, 2023; outstanding and issued shares of 125,496,745 and 126,374,176 as of September 30, 2023, respectively — — — — — Additional paid-in-capital 3,178 3,173 3,167 3,162 3,159 Retained earnings 2,252 1,971 1,866 2,061 2,262 Accumulated other comprehensive (loss) income ("AOCI") (3,040) (2,610) (2,548) (2,818) (3,028) Treasury stock, at cost (877,431 shares as of September 30, 2023) (18) (16) — — — Total equity $ 2,372 $ 2,518 $ 2,485 $ 2,405 $ 2,393 Total liabilities and equity $ 63,623 $ 62,587 $ — $ 59,414 $ 54,628 $ 50,870 F&G Annuities & Life, Inc. Financial Supplement - September 30, 2023 (All periods are unaudited) 4

Consolidated Statements of Operations Three months ended Nine months ended September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 September 30, 2023 September 30, 2022 Revenues: Life insurance premiums and other fees $ 582 $ 576 $ 365 $ 335 $ 702 $ 1,523 $ 1,369 Interest and investment income 578 525 519 439 340 1,622 1,216 Recognized gains and (losses), net (309) 67 (15) (147) (140) (257) (863) Total revenues 851 1,168 869 627 902 2,888 1,722 Benefits and expenses: Benefits and other changes in policy reserves 292 817 812 730 570 1,921 396 Market risk benefit (gains) losses (49) (30) 59 5 (68) (20) (187) Depreciation and amortization 108 104 90 86 82 302 238 Personnel costs 58 56 53 47 46 167 110 Other operating expenses 38 33 36 25 28 107 77 Interest expense 24 25 22 6 6 71 23 Total benefits and expenses 471 1,005 1,072 899 664 2,548 657 Earnings (loss) before income taxes 380 163 (203) (272) 238 340 1,065 Income tax expense (benefit) 74 33 (8) (96) 51 99 254 Net earnings (loss) $ 306 $ 130 $ (195) 0 $ (176) $ 187 $ 241 $ 811 Net earnings (loss) per common share: Basic $ 2.47 $ 1.04 $ (1.56) $ (1.41) $ 1.50 $ 1.94 $ 7.24 Diluted $ 2.45 $ 1.04 $ (1.56) $ (1.41) $ 1.50 $ 1.93 $ 7.24 Weighted average common shares used in computing net earnings (loss) per common share: Basic 124 125 125 125 125 124 112 Diluted 125 125 125 125 125 125 112 F&G Annuities & Life, Inc. Financial Supplement - September 30, 2023 (All periods are unaudited) 5

Reconciliation from Net Earnings (Loss) to Adjusted Net Earnings (Loss) (a) (b) The table below provides a comparison of adjusted net earnings (loss) by quarter and for the nine months ended September 30, 2023 and 2022 (Refer to "Non-GAAP Financial Measures Definitions"). Three months ended Nine months ended September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 September 30, 2023 September 30, 2022 Net earnings (loss) $ 306 $ 130 $ (195) $ (176) $ 187 $ 241 $ 811 Non-GAAP adjustments (a): Recognized (gains) and losses, net Net realized and unrealized (gains) losses on fixed maturity available-for-sale securities, equity securities and other invested assets 14 27 48 110 70 89 336 Change in allowance for expected credit losses 5 20 8 11 6 33 13 Change in fair value of reinsurance related embedded derivatives (36) (17) 19 5 (94) (34) (357) Change in fair value of other derivatives and embedded derivatives 13 — (1) 10 (7) 12 (11) Recognized (gains) losses, net (4) 30 74 136 (25) 100 (19) Market related liability adjustments (237) (102) 244 217 (237) (95) (751) Purchase price amortization 5 6 5 5 5 16 16 Transaction costs and other non-recurring items 1 — 2 2 4 3 8 Income taxes on non-GAAP adjustments 49 15 (69) (54) 54 (5) 158 Adjusted net earnings (loss) (a) (b) $ 120 $ 79 $ 61 $ 130 $ — $ (12) $ 260 $ 223 (a) Refer to "Non-GAAP Financial Measures Definitions." (b) Refer to Adjusted Net Earnings (Loss) - Significant Income and Expense Items on page 9. F&G Annuities & Life, Inc. Financial Supplement - September 30, 2023 (All periods are unaudited) 6

Reconciliation from Net Earnings (Loss) Per Diluted Share to Adjusted Net Earnings (Loss) Per Diluted Share (a) (b) The table below provides a comparison of adjusted net earnings (loss) per diluted share by quarter and for the nine months ended September 30, 2023 and 2022 (Refer to "Non-GAAP Financial Measures Definitions"). Three months ended Nine months ended September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 September 30, 2023 September 30, 2022 Net earnings (loss) per diluted share $ 2.45 $ 1.04 $ (1.56) $ (1.41) $ 1.50 $ 1.93 $ 7.24 Non-GAAP adjustments (a): Recognized (gains) and losses, net Net realized and unrealized (gains) losses on fixed maturity available-for-sale securities, equity securities and other invested assets $ 0.11 $ 0.22 $ 0.38 $ 0.88 $ 0.56 $ 0.71 $ 3.00 Change in allowance for expected credit losses 0.04 0.16 0.06 0.09 0.05 0.26 0.12 Change in fair value of reinsurance related embedded derivatives (0.29) (0.14) 0.15 0.04 (0.75) (0.27) (3.19) Change in fair value of other derivatives and embedded derivatives 0.10 — (0.01) 0.08 (0.06) 0.10 (0.10) Recognized (gains) losses, net (0.04) 0.24 0.58 1.09 (0.20) 0.80 (0.17) Market related liability adjustments (1.89) (0.82) 1.96 1.73 (1.90) (0.76) (6.70) Purchase price amortization 0.04 0.05 0.04 0.04 0.04 0.13 0.14 Transaction costs and other non-recurring items 0.01 — 0.02 0.02 0.03 0.02 0.07 Income taxes on non-GAAP adjustments 0.39 0.12 (0.55) (0.43) 0.43 (0.04) 1.41 Adjusted net earnings (loss) per diluted share (a) (b) $ 0.96 $ 0.63 $ 0.49 $ 1.04 $ (0.10) $ 2.08 $ 1.99 (a) Refer to "Non-GAAP Financial Measures Definitions." (b) Refer to Adjusted Net Earnings (Loss) - Significant Income and Expense Items on page 9. F&G Annuities & Life, Inc. Financial Supplement - September 30, 2023 (All periods are unaudited) 7

Adjusted Net Earnings (Loss) Statement (a) (b) The table below provides a comparison of adjusted net earnings (loss) by quarter and for the nine months ended September 30, 2023 and 2022 (Refer to "Non-GAAP Financial Measures Definitions"). Three months ended Nine months ended September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 September 30, 2023 September 30, 2022 Revenues: Life insurance premiums and other fees $ 582 $ 576 $ 365 $ 335 $ 704 $ 1,523 $ 1,369 Interest and investment income (c) 576 521 520 439 340 1,617 1,216 Recognized gains and losses, net (d) — — — — — — — Total revenues 1,158 1,097 885 774 1,044 3,140 2,585 Benefits and expenses: Benefits and other changes in policy reserves (e) 759 768 545 510 872 2,072 1,830 Market risk benefit (gains) losses (f) 32 24 23 20 20 79 (3) Depreciation and amortization (g) 103 99 85 81 91 287 236 Personnel costs 58 51 53 47 46 162 110 Other operating expenses (h) 37 33 35 22 24 105 70 Interest expense 24 25 22 6 6 71 23 Total benefits and expenses 1,013 1,000 763 686 1,059 2,776 2,266 Pre-tax earnings 145 97 122 88 (15) 364 319 Income tax expense (benefit) 25 18 61 (42) (3) 104 96 Adjusted net earnings (loss) (a) (b) $ 120 $ 79 $ 61 $ 130 $ (12) $ 260 $ 223 Adjusted net earnings (loss) per common share (a): Basic $ 0.97 $ 0.63 $ 0.49 $ 1.04 $ (0.10) $ 2.10 $ 1.99 Diluted $ 0.96 $ 0.63 $ 0.49 $ 1.04 $ (0.10) $ 2.08 $ 1.99 Weighted average common shares used in computing adjusted net earnings per common share: Basic 124 125 125 125 125 124 112 Diluted 125 125 125 125 125 125 112 (a) Refer to "Non-GAAP Financial Measures Definitions." (b) Refer to Adjusted Net Earnings (Loss) - Significant Income and Expense Items on page 9. (c) Refer to Interest and Investment Income and Yield on page 11. (d) Recognized gains and losses (net) have been adjusted to remove the effect of recognized (gains) losses including changes in allowance for expected credit losses and OTTI; changes in fair values of indexed product related derivatives and embedded derivatives, net of hedging costs; and the changes in fair value of the reinsurance related embedded derivative and other derivatives, including interest rate swaps and forwards. (e) Benefits and other changes in policy reserves has been adjusted to remove the effects of the changes in fair values of indexed product embedded derivatives, changes in allowance for expected credit losses on reinsurance recoverables, the fair value impacts of assumed reinsurance and changes in the deferral/amortization of initial liability losses on PRT. (f) Market risk benefit (gains) losses has been adjusted to remove the changes in the fair value of market risk benefits by deferring current period fair value changes and amortizing the amount deferred over the life of the market risk benefit. (g) Depreciation and amortization has been adjusted to remove the impact of purchase price amortization. (h) Other operating expenses have been adjusted to remove the effects of transaction costs. F&G Annuities & Life, Inc. Financial Supplement - September 30, 2023 (All periods are unaudited) 8

Adjusted Net Earnings (Loss) - Significant Income and Expense Items (a) Each reporting period, we identify significant income and expense items that help explain the trends in our adjusted net earnings, as we believe these items provide further clarity to the financial performance of the business. Those significant income and expense items are reported after taxes ($ and shares in table in millions). Significant Income and Expense Items Reflected in Adjusted Net Earnings Alternatives Long-term Expected Return Not Reflected in Adjusted Net Earnings Weighted Average Diluted Shares Outstanding Three months ended September 30, 2023 Adjusted net earnings of $120 million for the three months ended September 30, 2023 included $114 million of investment income from alternative investments. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $142 million. $114 $142 125 June 30, 2023 Adjusted net earnings of $79 million for the three months ended June 30, 2023 included $82 million of investment income from alternative investments and $5 million of bond prepay income. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $137 million. $87 $137 125 March 31, 2023 Adjusted net earnings of $61 million for the three months ended March 31, 2023 included $99 million of investment income from alternative investments, offset by $37 million tax valuation allowance. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $132 million. $62 $132 125 December 31, 2022 Adjusted net earnings of $130 million for the three months ended December 31, 2022 included $41 million of investment income from alternative investments and $58 million one-time tax benefit from carryback of capital losses. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $113 million. $99 $113 125 September 30, 2022 Adjusted net loss of $12 million for the three months ended September 30, 2022 included $11 million of investment loss from alternative investments and $11 million of other net expense items. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $106 million. $(22) $106 125 Nine months ended September 30, 2023 Adjusted net earnings of $260 million for the nine months ended September 30, 2023 included $295 million of investment income from alternative investments and $5 million of bond prepay income, offset by $37 million tax valuation allowance. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $411 million. $263 $411 125 September 30, 2022 Adjusted net earnings of $223 million for the nine months ended September 30, 2022 included $161 million of investment income from alternative investments, $66 million gain from actuarial assumption updates, $13 million of other net income and expense items, partially offset by $38 million tax valuation allowance expense. Alternative investments investment income based on management’s long-term expected return of approximately 10% was $306 million. $202 $306 112 (a) Refer to Reconciliation from Net Earnings (Loss) to Adjusted Net Earnings (Loss) on page 6, Reconciliation from Net Earnings (Loss) Per Diluted Share to Adjusted Net Earnings (Loss) Per Diluted Share on page 7 and Adjusted Net Earnings (Loss) Statement on page 8. F&G Annuities & Life, Inc. Financial Supplement - September 30, 2023 (All periods are unaudited) 9

Adjusted Return on Assets Three months ended Nine months ended September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 September 30, 2023 September 30, 2022 Interest and investment income $ 576 $ 521 $ 520 $ 439 $ 340 $ 1,617 $ 1,216 Cost of funds (319) (316) (297) (273) (277) (932) (675) Product margin 257 205 223 166 63 685 541 Expenses (operating, interest & taxes) (137) (126) (162) (36) (75) (425) (318) Adjusted net earnings (loss) (a) $ 120 $ 79 $ 61 $ 130 $ (12) $ 260 $ 223 Annualized year to date Nine months ended September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 September 30, 2023 September 30, 2022 Portfolio earned yield (b) (c) 4.73% 4.63% 4.69% 4.13% 4.13% 4.73% 4.13 % Cost of funds (b) (2.73) % (2.73) % (2.68) % (2.37) % (2.29) % (2.73) % (2.29) % Product margin (b) 2.00% 1.90% 2.01% 1.76% 1.84% 2.00% 1.84 % Expenses (operating, interest & taxes) (b) (1.24) % (1.28) % (1.46) % (0.88) % (1.08) % (1.24) % (1.08) % Adjusted return on assets (a) (b) 0.76% 0.62% 0.55% 0.88% 0.76% 0.76% 0.76 % AAUM YTD (a) $ 45,541 $ 44,948 $ 44,393 $ 40,069 $ 39,246 $ 45,541 $ 39,246 (a) Refer to "Non-GAAP Financial Measures Definitions" (b) Calculated by dividing applicable annualized year-to-date amount by year-to-date AAUM. (c) Yield on AAUM reflects significant income and expense items, such as alternative investment mark-to-market, gains on CLO redemptions and bond prepay income. See page 9 for further discussion of these items. F&G Annuities & Life, Inc. Financial Supplement - September 30, 2023 (All periods are unaudited) 10

Assets Under Management Rollforward and Average Assets Under Management Three months ended Nine months ended September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 September 30, 2023 September 30, 2022 AUM at beginning of period (a) $ 46,260 $ 45,422 $ 43,568 $ 41,988 $ 40,322 $ 43,568 $ 36,494 Net new business asset flows 1,707 1,925 2,387 1,868 2,177 6,019 6,671 Net flow reinsurance to third parties (530) (1,087) (992) (835) (511) (2,609) (1,177) Debt issuance (repayment) proceeds, net — — 459 547 — 459 — AUM at end of period (a) $ 47,437 $ 46,260 $ 45,422 $ 43,568 $ 41,988 $ 47,437 $ 41,988 AAUM YTD (a) $ 45,541 $ 44,948 $ 44,393 $ 40,069 $ 39,246 $ 45,541 $ 39,246 AUM before flow reinsurance (a) $ 52,910 $ 51,203 $ 49,278 $ 46,432 $ 44,017 $ 52,910 $ 44,017 (a) Refer to "Non-GAAP Financial Measures Definitions" Interest and Investment Income and Yield Three months ended Nine months ended September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 September 30, 2023 September 30, 2022 Interest and investment income (b) $ 576 $ 521 $ 519 $ 439 $ 340 $ 1,616 $ 1,216 AAUM QTD (a) 46,758 45,622 44,393 42,605 41,081 45,541 39,246 Yield on AAUM (a) 4.93% 4.57% 4.68% 4.12% 3.31% 4.73% 4.13 % Less: Alternative investment income (c) 129 89 110 45 (24) 328 184 Less: Variable investment income (d) — 6 — — — 6 30 Fixed income and other net investment income (b)(e) $ 447 $ 426 $ 409 $ 394 $ 364 $ 1,282 $ 1,002 AAUM QTD, excluding alternative investments 39,651 38,844 37,810 36,055 35,250 38,721 33,891 Yield on AAUM, excluding alternative investments and variable investment income 4.51% 4.39% 4.33% 4.37% 4.13% 4.41% 3.94% (a) Refer to" Non-GAAP Financial Measures Definitions". (b) Reflects interest and investment income on an adjusted net earnings basis. (c) Comprised of alternative investment income, which includes mark-to-market movement that is reflected in adjusted net earnings, from limited partnerships and limited liability corporations classified as investments in unconsolidated affiliates and non-direct lending and direct lending securitizations classified as fixed maturity securities. (d) Includes significant, non-recurring interest and investment income items, which could include call and tender income, commercial loan obligation redemption gains and other miscellaneous investment income. (e) Includes interest and investment income from fixed maturity securities (excluding certain asset backed securities considered alternative investments), mortgage loans, equity securities, short-term investments, and long-term investments. F&G Annuities & Life, Inc. Financial Supplement - September 30, 2023 (All periods are unaudited) 11

Capitalization and Reconciliation of Total Equity to Total Equity excluding AOCI Three months ended September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 Capitalization: Notes payable (aggregate principal amount) $ 1,565 $ 1,565 $ 1,565 $ 1,100 $ 550 Total Equity 2,372 2,518 2,485 2,405 2,393 Total Capitalization 3,937 4,083 4,050 3,505 2,943 Less: AOCI (3,040) (2,610) (2,548) (2,818) (3,028) Total Capitalization excluding AOCI (a) $ 6,977 $ 6,693 $ 6,598 $ 6,323 $ 5,971 Reconciliation of Total Equity to Total Equity excluding AOCI: Total Equity 2,372 2,518 2,485 2,405 2,393 Less: AOCI (3,040) (2,610) (2,548) (2,818) (3,028) Total Equity excluding AOCI (a) $ 5,412 $ 5,128 $ 5,033 $ 5,223 $ 5,421 Debt-to-Capital Ratio: Total Debt to Capitalization, excluding AOCI (a) 22.4% 23.4% 23.7% 17.4% 9.2% (a) Refer to "Non-GAAP Financial Measures Definitions." Reconciliation of Return on Equity (ROE) to Adjusted ROE Twelve months ended Reconciliation of the Twelve Month Rolling ROE to Adjusted ROE September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 Return on average equity (a) 2.7% (2.1) % 7.1% 19.0% 23.7 % AOCI (1.5) % 1.1% (3.1) % (6.1) % (4.0) % Return on average equity, excluding AOCI (a)(b) 1.2% (1.0) % 4.0% 12.9% 19.7 % Aggregate adjustments to arrive at adjusted net earnings (c) 6.2% 6.0% 2.6% (5.7) % (11.2) % Adjusted return on average equity, excluding AOCI (a)(b) 7.4% 5.0% 6.6% 7.2% 8.5% (a) Return on average equity, return on average equity, excluding AOCI and adjusted return on average equity, excluding AOCI include the effect of LDTI implementation and alternative investment income that differs from management's long term expectations for all periods presented and cash dividends and repurchases during the nine months ended September 30, 2023. (b) Refer to "Non-GAAP Financial Measures Definitions." (c) Refer to "Reconciliation from Net Earnings (Loss) to Adjusted Net Earnings (Loss)" on page 6 for further details on individual adjustments. F&G Annuities & Life, Inc. Financial Supplement - September 30, 2023 (All periods are unaudited) 12

Ratings Overview A.M. Best S&P Fitch Moody's Holding Company & Security Ratings F&G Annuities & Life, Inc. Issuer Credit / Default Rating Not Rated BBB- BBB Ba1 Outlook Stable Stable Stable Senior Unsecured Notes (2028 maturity) Not Rated BBB- BBB- Not Rated CF Bermuda Holdings Limited Issuer Credit / Default Rating Not Rated BBB- BBB Baa3 Outlook Stable Stable Stable Fidelity & Guaranty Life Holdings, Inc. Issuer Credit / Default Rating BBB- BBB- BBB Not Rated Outlook Positive Stable Stable Senior Unsecured Notes (2025 maturity) (a) BBB- BBB BBB Baa2 Outlook Positive Stable Operating Subsidiary Ratings Fidelity & Guaranty Life Insurance Company Financial Strength Rating A- A- A- A3 Outlook Positive Stable Stable Stable Fidelity & Guaranty Life Insurance Company of New York Financial Strength Rating A- A- A- Not Rated Outlook Positive Stable Stable F&G Life Re Ltd Financial Strength Rating Not Rated A- A- A3 Outlook Stable Stable Stable F&G Cayman Re Ltd Financial Strength Rating Not Rated Not Rated A- Not Rated Outlook Stable (a) Explicitly guaranteed by parent Fidelity National Financial, Inc. upon acquisition of F&G on June 1, 2020 F&G Annuities & Life, Inc. Financial Supplement - September 30, 2023 (All periods are unaudited) 13

GAAP Net Reserve Summary Three months ended Nine months ended September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 September 30, 2023 September 30, 2022 Fixed indexed annuities $ 26,642 $ 26,501 $ 25,749 $ 24,688 $ 23,473 $ 26,642 $ 23,473 Fixed rate annuities 6,028 6,053 5,955 5,637 5,607 6,028 5,607 Single premium immediate annuity and other 1,598 1,694 1,768 1,711 1,705 1,598 1,705 Indexed universal and other life 2,253 2,139 2,027 1,926 1,824 2,253 1,824 Funding agreements 4,969 4,756 4,751 4,595 4,604 4,969 4,604 Pension risk transfer 3,160 2,879 2,463 2,172 1,890 3,160 1,890 Total product reserves $ 44,650 $ 44,022 $ 42,713 $ 40,729 $ 39,103 $ 44,650 $ 39,103 Annuity Account Balance Rollforward (a) Three months ended Nine months ended September 30, 2023 June 30, 2023 March 31, 2023 December 31, 2022 September 30, 2022 September 30, 2023 September 30, 2022 Annuity balances at beginning of period: $ 32,003 $ 31,312 $ 30,403 $ 29,514 $ 28,478 $ 30,403 $ 26,673 Net deposits 1,353 1,499 1,638 1,661 1,598 4,490 4,344 Surrenders, withdrawals, deaths, etc. Fixed index annuities (639) (606) (501) (528) (429) (1,746) (1,302) Fixed rate annuities (289) (274) (271) (278) (171) (834) (433) Total surrenders, withdrawals, deaths, etc. (928) (880) (772) (806) (600) (2,580) (1,735) Net flows 425 619 866 855 998 1,910 2,609 Premium and interest bonuses 20 22 21 23 19 63 62 Fixed interest credited and index credits 136 96 64 57 58 296 291 Guaranteed product rider fees (43) (46) (42) (46) (39) (131) (121) Account balance at end of period $ 32,541 $ 32,003 $ 31,312 $ 30,403 $ 29,514 $ 32,541 $ 29,514 (a) The rollforward reflects the vested account balance of our fixed index annuities and fixed rate annuities, net of reinsurance. F&G Annuities & Life, Inc. Financial Supplement - September 30, 2023 (All periods are unaudited) 14

Annuity Liability Characteristics Fixed Annuities Account Value Fixed Index Annuities Account Value SURRENDER CHARGE PERCENTAGES: September 30, 2023 No surrender charge $ 336 $ 2,324 0.0% < 2.0% 12 319 2.0% < 4.0% 53 1,088 4.0% < 6.0% 1,037 2,785 6.0% < 8.0% 1,492 4,588 8.0% < 10.0% 2,944 9,600 10.0% or greater — 5,963 $ 5,874 $ 26,667 Fixed Annuities Account Value Fixed Index Annuities Account Value CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL: September 30, 2023 No differential $ 471 $ 1,327 0.0% - 1.0% 567 1,087 1.0% - 2.0% 1,411 204 2.0% - 3.0% 1,683 209 3.0% - 4.0% 858 476 4.0% - 5.0% 884 27 Allocated to index strategies — 23,337 $ 5,874 $ 26,667 F&G Annuities & Life, Inc. Financial Supplement - September 30, 2023 (All periods are unaudited) 15

Summary of Invested Assets by Asset Class September 30, 2023 December 31, 2022 Amortized Cost Fair Value Percent Amortized Cost Fair Value Percent Fixed maturity securities, available for sale: United States Government full faith and credit $ 103 $ 99 — % $ 34 $ 32 — % United States Government sponsored entities 38 34 — % 46 42 — % United States municipalities, states and territories 1,816 1,485 3% 1,695 1,410 3 % Foreign Governments 263 206 — % 185 148 — % Corporate securities: Finance, insurance and real estate 7,399 6,332 14% 5,969 5,085 12 % Manufacturing, construction and mining 1,078 863 2% 896 737 2 % Utilities, energy and related sectors 2,781 2,128 5% 2,915 2,275 6 % Wholesale/retail trade 2,666 2,090 5% 2,535 2,008 5 % Services, media and other 4,426 3,417 7% 3,564 2,794 7 % Hybrid securities 670 601 1% 781 705 2 % Non-agency residential mortgage-backed securities 2,283 2,135 5% 1,585 1,479 4 % Commercial mortgage-backed securities 4,481 4,109 9% 3,309 3,036 7 % Asset-backed securities 8,936 8,448 18% 7,749 7,245 18 % Collateral loan obligations ("CLO") 4,944 4,924 11% 4,460 4,222 10 % Total fixed maturity securities, available for sale $ 41,884 $ 36,871 80% $ 35,723 $ 31,218 76 % Equity securities 827 721 2% 992 823 2 % Limited partnerships: Private equity 1,153 1,153 2% 1,129 1,129 3 % Real assets 456 450 1% 436 431 1 % Credit 1,036 1,036 2% 867 867 2 % Limited partnerships 2,645 2,639 5% 2,432 2,427 6 % Commercial mortgage loans 2,519 2,148 5% 2,406 2,083 5 % Residential mortgage loans 2,655 2,326 5% 2,148 1,892 5 % Other (primarily derivatives and company owned life insurance) 1,562 1,295 3% 1,137 809 2 % Short term investments 168 168 — % 1,556 1,556 4 % Total investments (a) $ 52,260 $ 46,168 100% $ 46,394 $ 40,808 100% (a) Asset duration of 5.0 years and 4.9 years vs. liability duration of 5.2 years and 5.1 years for the periods ending September 30, 2023 and December 31, 2022, respectively. F&G Annuities & Life, Inc. Financial Supplement - September 30, 2023 (All periods are unaudited) 16

Credit Quality of Fixed Maturity Securities September 30, 2023 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 23,567 64 % BBB 2 11,373 31 % BB 3 1,598 4 % B 4 164 1 % CCC 5 66 — % CC and lower 6 103 — % Total $ 36,871 100 % Credit Quality of Asset-Backed Securities September 30, 2023 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 6,594 78 % BBB 2 1,345 16 % BB 3 405 5 % B 4 50 1 % CCC 5 8 — % CC and lower 6 46 — % Total $ 8,448 100 % Credit Quality of CLO Securities September 30, 2023 NRSRO Rating NAIC Designation Fair Value Percent AAA/AA/A 1 $ 2,944 60 % BBB 2 1,474 30 % BB 3 447 9 % B 4 20 — % CCC 5 — — % CC and lower 6 39 1 % Total $ 4,924 100 % F&G Annuities & Life, Inc. Financial Supplement - September 30, 2023 (All periods are unaudited) 17

Top 5 Reinsurers September 30, 2023 Financial Strength Rating Parent Company/Principal Reinsurers Reinsurance Recoverable (a) AM Best S&P Fitch Moody's Aspida Life Re Ltd $ 5,326 A- — — — Wilton Re 1,126 A+ — A — Somerset Reinsurance Ltd 535 A- BBB+ — — Canada Life Reinsurance Co. 104 A+ — — — Security Life of Denver 84 — — A- Baa1 (a) Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies. '-' indicates not rated F&G Annuities & Life, Inc. Financial Supplement - September 30, 2023 (All periods are unaudited) 18

Shareholder Information NYSE: FG Common Stock Information High Low Close 2022 Fourth Quarter - period from 12/1/2022 to 12/30/2022 $ 22.12 $ 17.34 $ 20.01 2023 First Quarter $ 24.41 $ 15.56 $ 18.12 Second Quarter $ 24.78 $ 14.93 $ 24.78 Third Quarter $ 30.76 $ 23.06 $ 28.06 Quarterly Cash Dividend History Ex-Dividend Date Record Date Payable Date Amount per Share 2023 First Quarter - Inaugural Dividend 1/13/2023 1/17/2023 1/31/2023 $ 0.20 Second Quarter 6/15/2023 6/16/2023 6/30/2023 $ 0.20 Third Quarter 9/14/2023 9/15/2023 9/29/2023 $ 0.20 Corporate Headquarters: Research Analyst Coverage: F&G Annuities & Life, Inc. John Campbell 801 Grand Avenue Stephens, Inc. Suite 2600 (501) 377-6362 Des Moines, IA 50309 john.campbell@stephens.com Investor Contact: Lisa Foxworthy-Parker SVP, Investor & External Relations Investor.relations@fglife.com (515) 330-3307 Transfer Agent: Continental Stock Transfer & Trust Company 1 State Street, 30th Floor New York, NY 10004 Phone: (212) 509-4000 http://www.continentalstock.com F&G Annuities & Life, Inc. Financial Supplement - September 30, 2023 (All periods are unaudited) 19

Non-GAAP Financial Measures Definitions The following represents the definitions of non-GAAP measures used by F&G: Adjusted Net Earnings Adjusted net earnings is a non-GAAP economic measure we use to evaluate financial performance each period. Adjusted net earnings is calculated by adjusting net earnings (loss) to eliminate: (i) Recognized (gains) and losses, net: the impact of net investment gains/losses, including changes in allowance for expected credit losses and other than temporary impairment (“OTTI”) losses, recognized in operations; and the effects of changes in fair value of the reinsurance related embedded derivative and other derivatives, including interest rate swaps and forwards; (ii) Market related liability adjustments: the impacts related to changes in the fair value, including both realized and unrealized gains and losses, of index product related derivatives and embedded derivatives, net of hedging cost; the impact of initial pension risk transfer deferred profit liability losses, including amortization from previously deferred pension risk transfer deferred profit liability losses; and the changes in the fair value of market risk benefits by deferring current period changes and amortizing that amount over the life of the market risk benefit; (iii) Purchase price amortization: the impacts related to the amortization of certain intangibles (internally developed software, trademarks and value of distribution asset recognized as a result of acquisition activities); (iv) Transaction costs: the impacts related to acquisition, integration and merger related items; (v) Other “non-recurring,” “infrequent” or “unusual items”: Management excludes certain items determined to be “non-recurring,” “infrequent” or “unusual” from adjusted net earnings when incurred if it is determined these expenses are not a reflection of the core business and when the nature of the item is such that it is not reasonably likely to recur within two years and/or there was not a similar item in the preceding two years; and (vi) Income taxes: the income tax impact related to the above-mentioned adjustments is measured using an effective tax rate, as appropriate by tax jurisdiction. While these adjustments are an integral part of the overall performance of F&G, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations. Adjusted net earnings should not be used as a substitute for net earnings (loss). However, we believe the adjustments made to net earnings (loss) in order to derive adjusted net earnings provide an understanding of our overall results of operations. Adjusted Net Earnings per Common Share Adjusted net earnings per common share is calculated as adjusted net earnings divided by the weighted-average common shares outstanding. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Adjusted Net Earnings per Diluted Share Adjusted net earnings per diluted share is calculated as adjusted net earnings divided by the weighted-average diluted shares outstanding. Management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. Adjusted Return on Assets Adjusted return on assets is calculated by dividing year-to-date annualized adjusted net earnings by year-to-date AAUM. Return on assets is comprised of net investment income, less cost of funds, and less expenses (including operating expenses, interest expense and income taxes) consistent with our adjusted net earnings definition and related adjustments. Cost of funds includes liability costs related to cost of crediting as well as other liability costs. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing financial performance and profitability earned on AAUM. F&G Annuities & Life, Inc. Financial Supplement - September 30, 2023 (All periods are unaudited) 20

Non-GAAP Financial Measures Definitions (continued) Adjusted Return on Average Equity excluding AOCI Adjusted return on average equity is calculated by dividing the rolling four quarters adjusted net earnings (loss), by total average equity excluding AOCI. Average equity excluding AOCI for the twelve month rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be a useful internally and for investors and analysts to assess the level return driven by the Company's adjusted earnings (loss). Assets Under Management (AUM) AUM is comprised of the following components and is reported net of reinsurance qualifying for risk transfer in accordance with GAAP: (i) total invested assets at amortized cost, excluding investments in unconsolidated affiliates and derivatives; (ii) investments in unconsolidated affiliates at carrying value; (iii) related party loans and investments; (iv) accrued investment income; (v) the net payable/receivable for the purchase/sale of investments; and (vi) cash and cash equivalents excluding derivative collateral at the end of the period. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the size of our investment portfolio that is retained. AUM before Flow Reinsurance AUM before Flow Reinsurance is comprised of components consistent with AUM, but also includes flow reinsured assets. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the size of our investment portfolio including reinsured assets. Average Assets Under Management (AAUM) (Quarterly and YTD) AAUM is calculated as AUM at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on retained assets. Book Value per Share excluding AOCI Book value per share excluding AOCI is calculated as total equity (or total equity excluding AOCI) divided by the total number of shares of common stock outstanding. Management considers this to be a useful measure internally and for investors and analysts to assess the capital position of the Company. Return on Average Equity excluding AOCI Return on average equity excluding AOCI is calculated by dividing the rolling four quarters net earnings (loss), by total average equity excluding AOCI. Average equity excluding AOCI for the twelve month rolling period is the average of 5 points throughout the period. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to be useful internally and for investors and analysts to assess the level of return driven by the Company that is available to common shareholders. F&G Annuities & Life, Inc. Financial Supplement - September 30, 2023 (All periods are unaudited) 21

Non-GAAP Financial Measures Definitions (continued) Sales Annuity, IUL, funding agreement and non-life contingent PRT sales are not derived from any specific GAAP income statement accounts or line items and should not be viewed as a substitute for any financial measure determined in accordance with GAAP. Sales from these products are recorded as deposit liabilities (i.e., contractholder funds) within the Company's consolidated financial statements in accordance with GAAP. Life contingent PRT sales are recorded as premiums in revenues within the consolidated financial statements. Management believes that presentation of sales, as measured for management purposes, enhances the understanding of our business and helps depict longer term trends that may not be apparent in the results of operations due to the timing of sales and revenue recognition. Total Capitalization excluding AOCI Total capitalization excluding AOCI is based on total equity and the total aggregate principal amount of debt and total equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts to help assess the capital position of the Company. Total Debt-to-Capitalization excluding AOCI Debt-to-capital ratio excluding AOCI is computed by dividing total aggregate principal amount of debt by total capitalization (total debt plus total equity excluding AOCI). Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing its capital position. Total Equity excluding AOCI Total equity excluding AOCI is based on total equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, changes in instrument-specific credit risk for market risk benefits and discount rate assumption changes for the future policy benefits, management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on total equity. Yield on AAUM Yield on AAUM is calculated by dividing annualized net investment income on an adjusted net earnings basis by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM. F&G Annuities & Life, Inc. Financial Supplement - September 30, 2023 (All periods are unaudited) 22